Exhibit 99.1

                    NVR, INC. ANNOUNCES FIRST QUARTER RESULTS

FOR IMMEDIATE RELEASE                                    Contact: Dan Malzahn
                                                         Office:  (703) 956-4204

RESTON, Va., April 18 /PRNewswire-FirstCall/ -- NVR, Inc. (NYSE: NVR), one of the nation's largest homebuilding and mortgage banking companies, announced net income for the 2008 first quarter of $43,466,000, $7.42 per diluted share, compared to net income of $84,821,000, $12.96 per diluted share, for the same period of 2007. Diluted earnings per share and net income for the first quarter ended March 31, 2008 were 43% and 49% respectively, below the 2007 first quarter. Consolidated revenues for the first three months of 2008 totaled $887,931,000, a 19% decline from $1,093,189,000 for the comparable 2007 quarter. At the end of the first quarter of 2008, cash was $767,000,000 and the homebuilding debt to capital ratio was 14%.

Homebuilding

New orders in the first quarter of 2008 decreased 30% to 2,731 units, when compared to 3,917 units in the first quarter of 2007. The cancellation rate in the first quarter of 2008 was 22% compared to 16% in the first quarter of 2007 and 32% in the fourth quarter of 2007. The cancellation rate in the Washington, D.C. market was 30% in the quarter compared to 22% in the first quarter of 2007 and 46% in the fourth quarter of 2007. The average sales price of new orders in the first quarter of 2008 declined by 14% from the first quarter of 2007. The average new order price declined in all regions but was primarily due to an 18% decline in the Mid-Atlantic region.

Settlements decreased in the first quarter of 2008 to 2,465 units, 9% less than the same period of 2007. Homebuilding revenues for the three months ended March 31, 2008 totaled $869,869,000, 19% lower than the year earlier period. Income before tax from the homebuilding segment totaled $61,932,000, a decrease of 52% when compared to the first quarter of the previous year. Gross profit margins decreased to 16.4% in the 2008 first quarter compared to 20.6% for the same period in 2007. The decline in gross profit margins was due to continued pricing pressure in most of our markets. Land deposit impairments of approximately $6,600,000 negatively impacted gross profit margins by 76 basis points in the current quarter. The Company's backlog of homes sold but not settled at the end of the 2008 quarter decreased on a unit basis by 29% to 5,411 units from the same period last year. On a dollar basis, backlog dropped to $1,915,519,000, a decline of 37% when compared to the same period last year.

Mortgage Banking

Mortgage closed loan production of $523,538,000 for the three months ended March 31, 2008 was 27% lower than the same period last year. Operating income for the mortgage banking operations during the first quarter of 2008 increased 11% to $11,243,000, when compared to $10,095,000 reported for the same period of 2007. Implementation of SFAS No. 157, Fair Value Measurements, positively impacted operating income by $6,000,000 in the quarter primarily from including servicing values in the fair value measurement on locked loan commitments, which were partially offset by more aggressive mortgage pricing to the homebuyer.


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

Some of the statements in this release made by the Company constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Certain, but not necessarily all, of such forward-looking statements can be identified by the use of forward-looking terminology, such as "believes," "expects," "may," "will," "should" or "anticipates" or the negative thereof or other variations thereof or comparable terminology, or by discussion of strategies, each of which involves risks and uncertainties. All statements other than those of historical facts included herein, including those regarding market trends, NVR's financial position, business strategy, the outcome of pending litigation, projected plans and objectives of management for future operations, are forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results or performance of NVR to be materially different from future results, performance or achievements expressed or implied by the forward-looking statements. Such risk factors include, but are not limited to, general economic and business conditions (on both a national and regional level), interest rate changes, access to suitable financing by NVR and by NVR's customers, competition, the availability and cost of land and other raw materials used by NVR in its homebuilding operations, shortages of labor, weather related slow downs, building moratoria, governmental regulation, the ability of NVR to integrate any acquired business, fluctuation and volatility of stock and other financial markets, mortgage financing availability and other factors over which NVR has little or no control. The Company has no obligation to update such forward-looking statements.


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

                                    NVR, Inc.
                        Consolidated Statements of Income
                      (in thousands, except per share data)
                                   (Unaudited)


                                                 Three Months Ended March 31,
                                               --------------------------------
                                                     2008             2007
                                               --------------    --------------

Homebuilding:
   Revenues                                    $      869,869    $    1,075,110
   Other income                                         6,399             6,965
   Cost of sales                                     (726,931)         (853,410)
   Selling, general and administrative                (84,166)          (97,406)
                                               --------------    --------------
      Operating income                                 65,171           131,259
   Interest expense                                    (3,239)           (3,322)
                                               --------------    --------------
      Homebuilding income                              61,932           127,937
                                               --------------    --------------

Mortgage Banking:
   Mortgage banking fees                               18,062            18,079
   Interest income                                        810             1,307
   Other income                                           159               184
   General and administrative                          (7,654)           (9,323)
   Interest expense                                      (134)             (152)
                                               --------------    --------------
      Mortgage banking income                          11,243            10,095
                                               --------------    --------------

Income before taxes                                    73,175           138,032

      Income tax expense                              (29,709)          (53,211)
                                               --------------    --------------

Net income                                     $       43,466    $       84,821
                                               ==============    ==============

Basic earnings per share                       $         8.32    $        14.98
                                               ==============    ==============

Diluted earnings per share                     $         7.42    $        12.96
                                               ==============    ==============

Basic average shares outstanding                        5,224             5,663
                                               ==============    ==============

Diluted average shares outstanding                      5,859             6,545
                                               ==============    ==============


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

                                    NVR, Inc.
                           Consolidated Balance Sheets
                 (in thousands, except share and per share data)


                                                   March 31,      December 31,
                                                     2008             2007
                                                --------------   --------------
                                                  (unaudited)

ASSETS

Homebuilding:
    Cash and cash equivalents                   $      766,597   $      660,709
    Receivables                                          8,622           10,855
    Inventory:
        Lots and housing units, covered under
          sales agreements with customers              556,195          573,895
        Unsold lots and housing units                   69,760          105,838
        Manufacturing materials and other                5,122            9,121
                                                --------------   --------------
                                                       631,077          688,854

    Contract land deposits, net                        175,106          188,528
    Assets not owned, consolidated
      per FIN 46R                                      162,371          180,206
    Property, plant and equipment, net                  31,170           32,911
    Reorganization value in excess of amounts
      allocable to identifiable assets, net             41,580           41,580
    Goodwill and other indefinite and definite
      life intangibles, net                             11,748           11,782
    Other assets                                       267,590          252,461
                                                --------------   --------------

                                                     2,095,861        2,067,886
                                                --------------   --------------

Mortgage Banking:
    Cash and cash equivalents                            1,061            3,500
    Mortgage loans held for sale, net                   92,115          107,338
    Property and equipment, net                            800              881
    Reorganization value in excess of amounts
      allocable to identifiable assets, net              7,347            7,347
    Other assets                                        12,392            7,464
                                                --------------   --------------

                                                       113,715          126,530
                                                --------------   --------------

    Total assets                                $    2,209,576   $    2,194,416
                                                ==============   ==============

                                                                     (Continued)


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

                                    NVR, Inc.
                     Consolidated Balance Sheets (Continued)
                 (in thousands, except share and per share data)


                                                   March 31,      December 31,
                                                     2008             2007
                                                --------------   --------------
                                                  (unaudited)

LIABILITIES AND SHAREHOLDERS' EQUITY

Homebuilding:
    Accounts payable                            $      175,107   $      219,048
    Accrued expenses and other liabilities             254,140          251,475
    Liabilities related to assets not owned,
      consolidated per FIN 46R                         150,325          164,369
    Customer deposits                                  116,993          125,315
    Other term debt                                      2,774            2,820
    Senior notes                                       200,000          200,000
                                                --------------   --------------
                                                       899,339          963,027
                                                --------------   --------------
Mortgage Banking:
    Accounts payable and other liabilities              17,631           18,551
    Notes payable                                       68,228           83,463
                                                --------------   --------------
                                                        85,859          102,014
                                                --------------   --------------

    Total liabilities                                  985,198        1,065,041
                                                --------------   --------------

    Commitments and contingencies

    Shareholders' equity:
    Common stock, $0.01 par value; 60,000,000
      shares authorized; 20,592,640 shares
      issued for both March 31, 2008 and
      December 31, 2007                                    206              206
    Additional paid-in capital                         687,913          663,631
    Deferred compensation trust - 516,106 and
      516,085 shares of NVR, Inc. common stock
      for March 31, 2008 and December 31, 2007,
      respectively                                     (75,638)         (75,636)
    Deferred compensation liability                     75,638           75,636
    Retained earnings                                3,573,461        3,529,995
    Less treasury stock at cost - 15,318,151
      and 15,455,086 shares for March 31,
      2008 and December 31, 2007, respectively      (3,037,202)      (3,064,457)
                                                --------------   --------------
    Total shareholders' equity                       1,224,378        1,129,375
                                                --------------   --------------
    Total liabilities and shareholders'
      equity                                    $    2,209,576   $    2,194,416
                                                ==============   ==============


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

                                    NVR, Inc.
                               Operating Activity
                                   (unaudited)
                             (dollars in thousands)


                                                 Three Months Ended March 31,
                                                -------------------------------
                                                     2008             2007
                                                --------------   --------------

Homebuilding data:
    New orders (units)
        Mid Atlantic (1)                                 1,292            1,921
        North East (2)                                     280              417
        Mid East (3)                                       717            1,030
        South East (4)                                     442              549
                                                --------------   --------------
            Total                                        2,731            3,917
                                                ==============   ==============

    Average new order price                     $        320.0   $        372.3

    Settlements (units)
        Mid Atlantic (1)                                 1,241            1,352
        North East (2)                                     245              249
        Mid East (3)                                       617              572
        South East (4)                                     362              527
                                                --------------   --------------
            Total                                        2,465            2,700
                                                ==============   ==============

    Average settlement price                    $        352.6   $        397.6

    Backlog (units)
        Mid Atlantic (1)                                 2,777            4,234
        North East (2)                                     540              708
        Mid East (3)                                     1,213            1,732
        South East (4)                                     881              931
                                                --------------   --------------
            Total                                        5,411            7,605
                                                ==============   ==============

    Average backlog price                       $        354.0   $        397.0

    Community count (average)                              442              527
    Lots controlled at end of period                    64,000           86,000

Mortgage banking data:
    Loan closings                               $      523,538   $      715,039
    Capture rate                                            82%              86%

Common stock information:
    Shares outstanding at end of period              5,274,489        5,671,984
    Weighted average basic shares outstanding        5,224,000        5,663,000
    Weighted average diluted shares
      outstanding                                    5,859,000        6,545,000
    Number of shares repurchased                            --          126,000
    Aggregate cost of shares repurchased                    --   $       86,351


(1)   Virginia, West Virginia, Maryland, and Delaware
(2)   Eastern Pennsylvania and New Jersey
(3)   Western Pennsylvania, Kentucky, New York and Ohio
(4)   North Carolina, South Carolina and Tennessee


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